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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 28, 2000

                          DAVEL COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)

                        Commission File Number: 0-22610


              DELAWARE                                      59-3538257
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                       Identification No.)

                             10120 Windhorst Road
                                Tampa, FL 33619

              (Address of principal executive offices) (zip code)


      Registrant's telephone number, including area code: (813) 628-8000


                                     (N/A)
                              ---------------------
                (Former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On February 28, 2000, Davel Communications, Inc. issued a press release announcing the appointment of Raymond A. Gross as Chief Executive Officer as well as the appointment of new officers. A copy of the February 28, 2000 press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.

     Exhibit 99.1: Press Release issued by Davel Communications, Inc. (the "Company") on February 28, 2000 announcing the appointment of Raymond A. Gross as Chief Executive Officer as well as the appointment of new officers.

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                                   SIGNATURE


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                     DAVEL COMMUNICATIONS, INC.



                                     /s/ William K. Breaden
                                     ------------------------------------------
                                     Senior Vice President, Treasurer and Chief
                                     Financial Officer


Date: February 28, 2000

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                                 EXHIBIT INDEX



 EXHIBIT                          DESCRIPTION OF EXHIBITS
   NO.                            -----------------------
  ----
  99.1 Press Release issued by Davel Communications, Inc. (the "Company") on February 28, 2000 announcing the appointment of Raymond A. Gross as Chief Executive Officer as well as the appointment of new officers.

                                       4